Net Loss Per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Net Loss Per Share

11. Net Loss Per Share

Upon approval of shareholders of the Company on March 12, 2021, every 1.74 ordinary shares were consolidated into one ordinary share (the “Share Consolidation”) (Note 19). To calculate net loss per share, the number of shares used reflects such Share Consolidation retrospectively as of January 1, 2019 in the calculation of the weighted average number of ordinary shares outstanding.

Basic and diluted net losses per share reflecting the effect of the issuance of ordinary shares by the Company are presented as follows.

Basic net loss per share is calculated by dividing the net loss attributable to owners of the Company by the weighted average number of ordinary shares outstanding.

	Year Ended December 31,
	2019	2020	2021
Net loss attributable to owners of the Company (RMB’000)	(168,625)	(779,225)	(1,306,824)
Weighted average number of ordinary shares outstanding (in thousands)	16,875	17,090	52,177
Basic net loss per share (RMB)	(10.0)	(45.6)	(25.0)

Share options and preferred shares are considered as potential dilutive shares throughout the reporting period. However, since the Group had incurred losses for the years ended December 31, 2019, 2020 and 2021, the potential dilutive shares have anti-dilutive effect on loss per share if they are converted to ordinary shares. Thus, diluted loss per share is equivalent to the basic loss per share.